UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): September 30, 2002

        SUPERIOR ENERGY SERVICES, INC.
          (Exact name of registrant as specified in its charter)

Delaware	0-20310	75-2379388
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1105 Peters Road, Harvey, Louisiana	70058
(Address of principal executive offices)	(Zip Code)

(504) 362-4321
(Registrant's telephone number, including area code)

Item 5.	Other Events.

            On September 30, 2002, Superior Energy Services, Inc. issued the press release attached hereto as Exhibit 99.

Item 7.	Financial Statements and Exhibits.

(a)	Exhibits.

99	Press release issued by Superior Energy Services, Inc. on September 30, 2002 announcing third quarter outlook and conference call to discuss the outlook.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR ENERGY SERVICES, INC.

By:	/s/ Robert S. Taylor
Robert S. Taylor
Chief Financial Officer

Dated:     September 30, 2002